Appendix Exhibit 99.2

1
Non-GAAP Financial Measures
This presentation includes financial information presented on a GAAP basis as well as on an operating basis.
Operating-basis financial information is a non-GAAP presentation. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street's normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor's understanding and analysis of State
Street's underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.
This presentation also includes capital ratios in addition to, or adjusted from, those calculated in accordance with applicable regulatory requirements. These include capital ratios based on tangible common equity and tier 1 common capital. These non-regulatory measures are non-GAAP financial measures. Management presently evaluates the non-GAAP capital ratios presented in this presentation to aid in its understanding of State Street's capital position under a variety of standards, including presently applicable and evolving regulatory requirements. Management believes that the use of the non-GAAP capital ratios described in this presentation similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.
In addition to the reconciliations described in the discussions on the next slide of the capital ratios referenced in this presentation, the Appendix to this presentation also includes reconciliations of operating-basis results to
GAAP-basis results referenced in this presentation.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP and capital ratios determined in accordance with presently applicable regulatory requirements.

2
Capital Ratios
The total capital, the tier 1 risk-based capital, or tier 1 capital, and tier 1 leverage ratios,
as applicable, are
each calculated in accordance with applicable bank regulatory requirements.
The ratio of tangible common equity to adjusted tangible assets, or TCE ratio, is calculated by dividing
The tier 1 risk-based common, or tier 1 common, ratio is calculated by dividing (a) tier 1 capital less non-
The total capital, the tier 1 capital, and the tier 1 leverage ratios are capital ratios used regularly by bank regulatory authorities to evaluate State Street’s capital adequacy. The tier 1 common ratio is sometimes used by the Federal
Reserve in connection with its supervisory capital assessment programs. The TCE ratio is another capital ratio management believes provides additional context for understanding and assessing State Street's capital adequacy.
consolidated total common shareholders' equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by bank regulations, but is a metric used by management to evaluate the adequacy of State Street's capital levels. Since there is no authoritative requirement to calculate the
TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. Reconciliations with respect to the calculation of the TCE ratio as of March 31, 2011, December 31, 2010 and December 31, 2009 are provided in the Appendix.
common elements including qualifying perpetual preferred stock, qualifying minority interest in subsidiaries and qualifying trust preferred securities, by (b) total risk-weighted assets, which assets are calculated in accordance with applicable bank regulatory requirements. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. Management is currently monitoring this ratio, along with the other capital ratios described in this presentation, in evaluating State Street's capital levels and believes that, at this time, the ratio may be of interest to investors. Reconciliations with respect to tier 1 common capital as of March 31, 2011, December
31, 2010 and December 31, 2009 are provided in the Appendix.

STATE STREET CORPORATION

Tangible Common Equity and Tier 1 Common ratios - Reconciliations

As of Period-End

The ratio of tangible common equity to adjusted tangible assets, or TCE ratio, is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by bank regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The tier 1 risk-based common, or tier 1 common, ratio is calculated by dividing tier 1 capital, which is calculated in accordance with applicable bank regulatory requirements, less non-common elements, including preferred stock and qualifying trust preferred securities, by total risk-weighted assets, which assets are also calculated in accordance with applicable bank regulatory requirements. The tier 1 common ratio is not required by GAAP or on a recurring basis by bank regulations. However, this ratio has been used by the Federal Reserve in connection with its evaluation of the capital adequacy of certain large U.S. bank holding companies. In addition, management is currently monitoring this ratio, along with the other capital ratios, in evaluating State Street’s capital levels and believes that, at this time, the ratio may be of interest to investors.

The table set forth below presents the calculation of State Street’s ratio of tier 1 common capital to total risk-weighted assets.

		March 31,	December 31,	December 31,
(Dollars in millions)		2011	2010	2009
Consolidated Total Assets		$171,796	$160,505	$157,946
Less:
Goodwill		5,720	5,597	4,550
Other intangible assets		2,644	2,593	1,810
Excess reserves held at central banks		13,295	16,612	21,731

Adjusted assets		150,137	135,703	129,855
Plus deferred tax liabilities		781	747	521

Total tangible assets	A	$150,918	$136,450	$130,376

Consolidated Total Common Shareholders’ Equity		$18,680	$17,787	$14,491
Less:
Goodwill		5,720	5,597	4,550
Other intangible assets		2,644	2,593	1,810

Adjusted equity		10,316	9,597	8,131
Plus deferred tax liabilities		781	747	521

Total tangible common equity	B	$11,097	$10,344	$8,652

Tangible common equity ratio	B/A	7.4%	7.6%	6.6%
Tier 1 Capital		$13,077	$12,325	$12,005
Less:
Trust preferred securities		950	1,450	1,450
Preferred stock		500	—	—

Tier 1 common capital	C	$11,627	$10,875	$10,555

Total risk-weighted assets	D	66,597	60,177	67,691
Ratio of tier 1 common capital to total risk-weighted assets	C/D	17.5%	18.1%	15.6%

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. State Street also presents certain financial information on an “operating” basis as well as a GAAP, or reported, basis. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(Dollars in millions, except per share amounts)	Year Ended December 31, 2009				Year Ended December 31, 2010				% Change
	Reported Results	Adjustments		Operating Results	Reported Results	Adjustments		Operating Results	2010 vs 2009
Total fee revenue	$5,935			$5,935	$6,540			$6,540
Net interest revenue	2,564	$(502)	(1)	2,062	2,699	$(583)	(7)	2,116
Gains (Losses) related to investment securities, net	141	—		141	(286)	344	(8)	58

Total revenue	8,640	(502)		8,138	8,953	(239)		8,714	7.1%
Provision for loan losses	149	—		149	25	—		25
Total expenses	5,966	(299)	(2)	5,667	6,842	(666)	(9)	6,176	9.0%

Income before income tax expense and extraordinary loss	2,525	(203)		2,322	2,086	427		2,513
Income tax expense	722	(156)	(3)	566	530	146	(10)	676
Tax-equivalent adjustment	—	126	(4)	126	—	129	(4)	129

Income before extraordinary loss	1,803	(173)		1,630	1,556	152		1,708
Extraordinary loss, net of tax	(3,684)	3,684	(5)	—	—	—		—

Net income (loss)	$(1,881)	$3,511		$1,630	$1,556	$152		$1,708

Adjustments to net income (loss):
Prepayment of preferred stock discount	$(106)	$106	(6)	$—
Dividend on preferred stock	(46)	—		(46)
Accretion of preferred stock discount	(11)	—		(11)
Earnings allocated to participating securities	—	—		—	$(16)	$(2)	(11)	$(18)

	(163)	106		(57)	(16)	$(2)		$(18)

Net income before extraordinary loss available to common shareholders	$1,640	$(67)		$1,573	1,540	$150		$1,690

Net income (loss) available to common shareholders	$(2,044)	$3,617		$1,573	1,540	$150		$1,690

Diluted earnings per common share before extraordinary loss	$3.46	$(.14)		$3.32	3.09	$.31		$3.40	2.4%
Diluted earnings (loss) per common share	(4.31)	7.63		3.32	3.09	$.31		$3.40
Average diluted common shares outstanding (in thousands)	474,003	474,003		474,003	497,924	497,924		497,924
Return on common equity before extraordinary loss	13.2%	(0.6)%		12.6%	9.5%	0.9%		10.4%

(1)

Represents tax-equivalent adjustment of $126 million, not included in reported results, net of $24 million of revenue related to the AMLF, $621 million of discount accretion related to former conduit securities and interest expense of $17 million related to the AMLF.

(2)	Represents $250 million related to a provision for legal exposure associated with certain fixed-income strategies managed by SSgA and $49 million of merger and integration costs.
(3)	Represents net tax effect of non-operating adjustments.

(4)	Represents tax-equivalent adjustment, not included in reported results.
(5)	Represents extraordinary loss related to the May 2009 consolidation of the asset-backed commercial paper conduits onto State Street’s balance sheet.
(6)	Represents $106 million of prepayment of preferred stock discount in connection with redemption of the U.S.Treasury’s preferred stock investment under the TARP Capital Purchase Program.
(7)	Represents tax-equivalent adjustment of $129 million, not included in reported results, net of $712 million of discount accretion related to former conduit assets.
(8)	Represents a net loss related to a repositioning of the investment portfolio.
(9)

Represents a $7 million tax on bonus payments to employees in the U.K.; a $414 million charge, composed of a one-time cash contribution of $330 million to SSgA lending fund collateral pools and liquidating trusts and $9 million of associated costs, and $75 million to establish a reserve to address potential inconsistencies in connection with the application of redemption restrictions applicable to cash collateral pools underlying the agency lending program, and $245 million of acquisition and restructuring costs (composed of $156 million of restructuring charges related to a business operations and information technology transformation program and merger and integration costs of $89 million).

(10)	Represents a discrete tax benefit of $180 million generated by the restructuring of former non-U.S. conduit securities, net of the net tax effect of non-operating adjustments.
(11)	Represents effect of the difference between reported and operating-basis earnings on allocation to participating securities.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. State Street also presents certain financial information on an “operating” basis as well as a GAAP, or reported, basis. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(Dollars in millions)	Year Ended December 31, 2000				Year Ended December 31, 2010				% Change
	Reported Results	Adjustments		Operating -Basis Results	Reported Results	Adjustments		Operating -Basis Results	2010 vs 2009
Total fee revenue	$2,690	$(197)	(1)	$2,493	$6,540			$6,540
Net interest revenue	894	65	(2)	959	2,699	$(583)	(3)	2,116
Gains related to investment securities, net	2			2	(286)	344	(4)	58

Total revenue	$3,586	$(132)		$3,454	$8,953	$(239)		$8,714	152.3%

(1)	Represents revenue associated with the Corporate Trust and Private Management businesses divested in 2002 and 2003, respectively.
(2)	Represents tax-equivalent adjustment of $65 million, not included in reported results.
(3)	Represents tax-equivalent adjustment of $129 million, not included in reported results, net of $712 million of discount accretion related to former conduit securities.
(4)	Represents a net loss related to a repositioning of the investment portfolio.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States, or GAAP. State Street also presents certain financial information on an “operating” basis as well as a GAAP, or reported, basis. Management measures and compares certain financial information on an operating basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations. Management believes that operating-basis financial information, which reports revenue from non-taxable sources on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of the normal course of business, facilitates an investor’s understanding and analysis of State Street’s underlying financial performance and trends in addition to financial information prepared in accordance with GAAP.

(Dollars in millions, except per share amounts)	Quarter Ended March 31, 2010				Quarter Ended March 31, 2011				% Change
	Reported Results	Adjustments		Operating-Basis Results	Reported Results	Adjustments		Operating-Basis Results	Q1 2011 vs Q1 2010
Total fee revenue	1,540			$1,540	$1,791			$1,791
Net interest revenue	661	$(180	)(1)	481	577	$(31	)(6)	546
Gains (Losses) related to investment securities, net	95	—		95	(7)	—		(7)

Total revenue	2,296	(180)		2,116	2,361	(31)		2,330	10.1%
Provision for loan losses	15	—		15	(1)	—		(1)
Total expenses	1,579	(13	)(2)	1,566	1,702	(19	)(7)	1,683	7.5%

Income before income tax expense	702	(167)		535	660	(12)		648
Income tax expense	207	(75	)(3)	132	189	(16	)(3)	173
Tax-equivalent adjustment	—	32	(4)	32	—	31	(4)	31

Net Income	$495	$(124)		$371	$471	$(27)		$444

Earnings allocated to participating securities	$(3)	$1	(5)	$(2)	$(5)	$—		$(5)

Net income available to common shareholders	$492	$(123)		$369	$466	$(27)		$439

Diluted earnings per common share	$.99	$(.24)		$.75	$.93	$(.05)		$.88	17.3%
Average diluted common shares outstanding (in thousands)	498,056	498,056		498,056	500,980	500,980		500,980
Return on common equity	13.4%	(3.4)%		10.0%	10.5%	(0.6)%		9.9%

(1)	Represents tax-equivalent adjustment of $32 million, not included in reported results, net of $212 million of discount accretion related to former conduit securities.
(2)	Represents $13 million of merger and integration costs.
(3)	Represents net tax effect of non-operating adjustments.
(4)	Represents tax-equivalent adjustment, not included in reported results.
(5)	Represents effect of the difference between reported and operating-basis earnings on allocation to participating securities.
(6)	Represents tax-equivalent adjustment of $31 million, not included in reported results, net of $62 million of discount accretion related to former conduit securities.
(7)	Represents $14 million of merger and integration costs and $5 million of restructuring charges related to a business operations and information technology transformation program.